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                                                                   EXHIBIT 10.21

                           AMENDMENT NO. 1 TO LEASE
                           ------------------------


     This Amendment No. 1 is made as of this 29th day of December, 1998 by and between G & H Post, LLC, a New Hampshire Limited Liability Company and PC Connection, Inc., a Delaware Corporation (successor to PC Connection, Inc., a New Hampshire corporation) to that certain Amended and Restated Lease dated December 29, 1997 pertaining to property located at Post Road Plaza, Route 101A, Merrimack, New Hampshire (the "Lease").

     For good and valuable consideration received the parties agree as follows:

     1. Section 1.1 of the Lease shall be amended by increasing the square footage of the Premises from 102,874 square feet to 113,928 square feet.

     2. Section 3.2 of the Lease shall be replaced in its entirety with the following:

          The base rent ("Base Rent") for the years 1 through 5 of the term hereof shall be the sum of Eight Dollars ($8.00) per square foot or Nine Hundred Eleven Thousand, Four Hundred Twenty-Four Dollars ($911,424) per year payable monthly, in advance, in installments of Seventy-Five Thousand, Nine Hundred Fifty-Two Dollars ($75,952) (the "Base Rent"). The Base Rent for years 6 through 10 of the term hereof shall be the sum of Nine Dollars ($9.00) per square foot or One Million, Twenty-Five Thousand, Three Hundred Fifty-Two Dollars ($1,025,352) per year payable monthly, in advance in installments of Eight-Five Thousand, Four Hundred Forty-Six ($85,446). The Base Rent for years 11 through 15 of the term hereof shall be the sum of Ten Dollars ($10.00) per square foot or One Million, One Hundred Thirty-Nine Thousand, Two Hundred Eighty ($1,139,280) per year payable monthly, in advance, in installments of Ninety-Four Thousand, Nine Hundred Forty Dollars ($94,940).

3.   In all other respects the Lease shall remain in full force and effect.

Executed this 29th day of December, 1998 to be effective as of December 1, 1998.

                                        LESSOR; G & H POST, LLC


/s/  Jack Ferguson                      By:  /s/  Patricia Gallup
----------------------------                 -------------------------------
Witness                                      Its:
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                                        LESSEE: PC CONNECTION, INC.


/s/ Jack L. Ferguson                    By: /s/ Mark A. Gavin
---------------------                      ----------------------------------
Witness                                     Its: Chief Financial Officer



STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH


    On this the 29th day of December, 1998, before me, the undersigned officer, personally appeared Patricia Gallup, who acknowledged him/herself to be a Member of G&H Post, LLC, a New Hampshire limited liability company, and as such executed the within instrument for the purposes therein contained on behalf of the company.

                                            /s/ Eileen A. Gagnon
                                            -----------------------------------
                                            Notary Public/Justice of the Peace
                                            My Commission Expires:
                                             August 28, 1999


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH


    On this the 29th day of December, 1998, before me, the undersigned officer, personally appeared Mark A. Gavin, who acknowledged him/herself to be Chief Financial Officer of PC Connection, Inc, a Delaware corporation, and as such executed the within instrument for the purposes therein contained on behalf of the corporation.


                                            /s/ Eileen A. Gagnon
                                            ---------------------------------
                                            Notary Public/Justice of the Peace
                                            My Commission Expires:
                                            August 28, 1999